Exhibit 10.25

[FORM OF]
FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
(Farmer Bros. Co. / [Employee Last Name])
________________________________________________________
This First Amendment to Employment Agreement (“Amended Agreement”) is made and entered into as of May 3, 2017 between FARMER BROS. CO., a Delaware corporation (the “Company”), and [EMPLOYEE FULL NAME] (“[Employee Last Name]”), who agree as follows:
WHEREAS the Company and [Employee Last Name] are parties to an Employment Agreement (“Agreement”) dated [Date of Employment Agreement];
WHEREAS the parties desire to amend the Agreement to clarify certain rights and obligations of the parties to that Agreement;
The parties agree that the Agreement is amended to including the following paragraph:
Nothing contained in this Amended Agreement or the Agreement is intended to or shall be construed as prohibiting [Employee Last Name] from voluntarily communicating with the U.S. Securities and Exchange Commission (“Commission”) about possible violations of law or from accepting a Commission whistleblower award.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
COMPANY:                FARMER BROS. CO.,
a Delaware corporation

By:
Michael H. Keown
President and Chief Executive Officer

[EMPLOYEE FULL NAME]:
By:
[Employee Full Name]